UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022

ARVANA INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30695	87-0618509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Main Street, 13th Floor, Salt Lake City, Utah 84111

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (801) 232-7395

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.45 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check number if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 3.02. Unregistered Sales of Equity Securities.

On September 30, 2022, the board of directors of Arvana Inc. (“Company”) approved the issuance of one million eight hundred thousand (1,800,000) shares of restricted common stock, par value $0.001, to sixteen individuals (16) and two (2) entities, pursuant to exemptions from registration promulgated under Securities and Exchange Act of 1933, as amended (“Securities Act”) as follows:

Name	Effective	Shares	Price	Class	Exemptions
Cathy Bures	09/30/2022	25,000	$0.20	Common	§ 4(a)(2)/Reg D
Leonard Smith	09/30/2022	50,000	$0.20	Common	§ 4(a)(2)/Reg S
Brian Buckley	09/30/2022	300,000	$0.20	Common	§ 4(a)(2)/Reg S
Peter Van Seggelen	09/30/2022	125,000	$0.20	Common	§ 4(a)(2)/Reg S
Bruce Carson	09/30/2022	125,000	$0.20	Common	§ 4(a)(2)/Reg S
Louis Basque	09/30/2022	25,000	$0.20	Common	§ 4(a)(2)/Reg S
Andrew Barry	09/30/2022	62,500	$0.20	Common	§ 4(a)(2)/Reg S
Melanie Ellenburgh	09/30/2022	62,500	$0.20	Common	§ 4(a)(2)/Reg S
Orion Winkelmeyer	09/30/2022	300,000	$0.20	Common	§ 4(a)(2)/Reg S
Jim Silye	09/30/2022	50,000	$0.20	Common	§ 4(a)(2)/Reg S
James Stephen Gardiner + Licia Gardiner	09/30/2022	75,000	$0.20	Common	§ 4(a)(2)/Reg S
Robert Breakell	09/30/2022	50,000	$0.20	Common	§ 4(a)(2)/Reg S
Lawrence Jean	09/30/2022	50,000	$0.20	Common	§ 4(a)(2)/Reg S
Natasha Blaisdell	09/30/2022	75,000	$0.20	Common	§ 4(a)(2)/Reg S
Jeffrey King	09/30/2022	25,000	$0.20	Common	§ 4(a)(2)/Reg S
Daniel John Dunlop	09/30/2022	150,000	$0.20	Common	§ 4(a)(2)/Reg S
Enkore Custom Homes	09/30/2022	50,000	$0.20	Common	§ 4(a)(2)/Reg S
Orsa & Company(1)	09/30/2022	200,000	$0.20	Common	§ 4(a)(2)/Reg D

(1)  Orsa & Company is owned by Ruairidh Campbell, an officer and director of the Company, that settled amounts due for services rendered in the aggregate amount of $40,000 in exchange for the Shares.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arvana, Inc.

Date: October 18, 2022	By: /s/ Ruairidh Campbell
Name: Ruairidh Campbell
Title: Chief Executive Officer

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